Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2025
Notes to Consolidated Financial Statements [Abstract]
Compensation to Key Management Personnel

Key management personnel compensation and transactions with post-employment benefit plans

	2025	2024
Salaries and other short-term benefits	11	12
Share-based compensation	43	6
Post-employment benefits	2	2
Termination benefits	2	4
	58	24

Disclosures related to our post-employment benefit plans are shown in Note 21.

Related Party Transactions

Sales and purchases of goods

We sell potash outside Canada and the US exclusively through Canpotex. Canpotex sells potash to buyers, including Nutrien, in export markets pursuant to term and spot contracts at agreed-upon prices. Our total revenue is recognized at the amount received from Canpotex representing proceeds from their sale of potash, less net costs of Canpotex. Sales to Canpotex are shown in Note 3. The receivable outstanding from Canpotex is shown in Note 12 and arose from sale transactions described above. It is unsecured and bears no interest. Any credit losses held against this receivable are expected to be negligible. Purchases from Canpotex in 2025 were $150 million (2024 – $146 million).

As at December 31	2025	2024
Receivables from Canpotex	279	122
Payables to Canpotex	63	66